UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2021

Vericel Corporation

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

64 Sidney Street
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 556-0311

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VCEL	NASDAQ

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 3.03 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On February 11, 2021, Vericel Corporation (the “Company”) and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), entered into an Amendment No. 2 (the “Amendment”) to the Shareholder Rights Agreement, dated as of August 11, 2011, between the Company and the Rights Agent (the “Rights Agreement”) filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on August 12, 2011.

The Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) under the Rights Agreement to 5:00 p.m., New York, New York time, on February 11, 2021. Consequently, the Rights Agreement terminated at that time. At the time of the termination of the Rights Agreement, all Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 to this report.

Item 8.01 Other Events.

On February 12, 2021, the Company issued a press release titled “Vericel Announces Termination of Shareholder Rights Agreement,” announcing the Amendment described above. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Amendment No. 2 to Shareholder Rights Agreement, dated as of February 11, 2021, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.
99.1	Press Release dated February 12, 2021 titled “Vericel Announces Termination of Shareholder Rights Agreement.”
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vericel Corporation

Date: February 12, 2021	By:	/s/ Sean C. Flynn
Name: Sean C. Flynn
Title: Vice President, General Counsel and Secretary